Exhibit 24.1

OMNIBUS POWERS OF ATTORNEY

Each person whose signature appears below authorizes each of Victoria E. Silbey, Leslie S. Brush and Christopher P. Breakiron or any of them as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in his or her name and on his or her behalf, place and stead, in any and all capacities, including, without limitation, in his or her capacity as an officer, director or manager, as the case may be, to sign and file, with the Securities and Exchange Commission, a Registration Statement on Form S-1 and any or all amendments thereto relating to the registration of the common stock of SunGard in connection with its initial public offering, including post-effective amendments to the Registration Statement, including a prospectus or an amended prospectus therein and any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any or all of the above-described matters, as fully as each of the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Omnibus Powers of Attorney may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Balance of Page Intentionally Blank]

IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the 3rd day of June 2015.

/s/ Russell P. Fradin
Russell P. Fradin

/s/ Glenn H. Hutchins
Glenn H. Hutchins

/s/ David L. Johnson
David L. Johnson

/s/ Ian K. Loring
Ian K. Loring

/s/ John W. Marren
John W. Marren

/s/ Sanjeev K. Mehra
Sanjeev K. Mehra

/s/ R. Davis Noell
R. Davis Noell

/s/ John I. Park
John I. Park

/s/ Charles J. Neral
Charles J. Neral

/s/ Christopher P. Breakiron
Christopher P. Breakiron

[Signature Page to the Omnibus Powers of Attorney]